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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven C. Quay, M.D., Ph.D., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Nastech Pharmaceutical Company Inc. on Form 10-Q for the fiscal quarter ended March 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nastech Pharmaceutical Company Inc.

Date: May 14, 2003

                                    By:    /s/ Steven C. Quay, M.D., Ph.D.
                                           ---------------------------------
                                    Name:  Steven C. Quay, M.D., Ph.D.
                                    Title: Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Nastech Pharmaceutical Company Inc. and will be retained by Nastech Pharmaceutical Company Inc. and furnished to the Securities Exchange Commission or its staff upon request.